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Filed pursuant to Rule 497
File No. 333-199777

FS ENERGY AND POWER FUND

Supplement dated January 27, 2016
to
Prospectus dated September 22, 2015

              This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated September 22, 2015, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

              You should carefully consider the "Risk Factors" beginning on page 41 of the Prospectus before you decide to invest in our common shares.

 Decrease in Public Offering Price

              On January 26, 2016, we decreased our public offering price from $7.25 per share to $7.20 per share. The decrease in the public offering price was effective as of our January 27, 2016 weekly closing and first applied to subscriptions received from January 20, 2016 through January 26, 2016. In accordance with our share pricing policy, our board of trustees determined that a reduction in the public offering price per share was warranted following a decline in our net asset value per share to an amount more than 2.5% below our then-current net offering price.

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Decrease in Public Offering Price